UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 1, 2007
NATIONAL FUEL GAS COMPANY TAX-DEFERRED SAVINGS PLAN
NATIONAL FUEL GAS COMPANY TAX-DEFERRED SAVINGS PLAN
FOR NON-UNION EMPLOYEES
(Exact names of registrants)

New Jersey (State or other jurisdiction of incorporation)	1-3880 (Commission File Number)	13-1086010 (IRS Employer or Identification No.)

6363 Main Street, Williamsville, New York (Address of principal executive offices)		14221 (Zip Code)
Registrants’ telephone number, including area code: (716) 857-7000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant
SIGNATURES

Item 4.01 Changes in Registrant’s Certifying Accountant
On February 1, 2007, the National Fuel Gas Company Tax-Deferred Savings Plan and the National Fuel Gas Company Tax-Deferred Savings Plan for Non-Union Employees (together, the “Plans”) informed Freed Maxick & Battaglia, CPAs, P.C., an independent registered public accounting firm, that they were not going to renew the firm’s engagement. Freed Maxick & Battaglia, CPAs, P.C. is referred to herein as the “former accountant.”
The former accountant’s reports on the financial statements of the Plans for the past two years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change registered public accounting firms was authorized by the National Fuel Gas Company Tax-Deferred Savings Plan Committee and the National Fuel Gas Company Tax-Deferred Savings Plan for Non-Union Employees Committee, which administer the respective Plans. During the Plans’ two most recent fiscal years and since the end of the Plans’ most recent fiscal year there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.
The Plans have provided the former accountant with a copy of the disclosures made in this Form 8-K. The Plans have requested that the former accountant furnish them with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether the former accountant agrees with the statements made in this Form 8-K and, if not, stating the respects in which it does not agree. The Plans have requested that the former accountant provide the letter as promptly as possible so that they may file the letter with the SEC within ten business days after the filing of this Form 8-K.
On February 1, 2007, the Plans engaged Bonadio & Co., LLP, an independent registered public accounting firm, to audit the financial statements of the Plans.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL FUEL GAS COMPANY
TAX-DEFERRED SAVINGS PLAN

	By:	/s/ A. M. Cellino

A. M. Cellino
Chair, National Fuel Gas Company
Tax-Deferred Savings Plan Committee

NATIONAL FUEL GAS COMPANY
TAX-DEFERRED SAVINGS PLAN
FOR NON-UNION EMPLOYEES

	By:	/s/ A. M. Cellino

A. M. Cellino
Chair, National Fuel Gas Company
Tax-Deferred Savings Plan for Non-Union Employees Committee
Dated: February 7, 2007